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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                        Date of Report: December 3, 2002
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                       (Date of earliest event reported)


                                  MetLife, Inc.
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             (Exact name of registrant as specified in its charter)



 Delaware                                1-15787                  13-4075851
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(State or other jurisdiction        (Commission File         (I.R.S. Employer
of incorporation)                   Number)                  Identification No.)




              One Madison Avenue, New York, New York 10010-3690
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             (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:

                                 (212) 578-2211
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Item 5. Other Events and Regulation FD Disclosure.

     This Current Report on Form 8-K is being filed in order to correct certain amounts in MetLife, Inc.'s Quarterly Report on Form 10-Q for the quarter ended September 30, 2002. On page 48 of the Form 10-Q in the section entitled "Liquidity and Capital Resources -- The Company -- Consolidated Cash Flows," the Company reported that net cash provided by financing activities was $4,476 million and $823 million for the nine months ended September 30, 2002 and 2001, respectively. These amounts should have been reported as $3,787 million and $921 million, respectively. The Company also reported that deposits to policyholders' account balances exceeded withdrawals by $4,624 million and $2,321 million for the nine months ended September 30, 2002 and 2001, respectively. These amounts should have been reported as $3,935 million and $2,419 million, respectively.





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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               METLIFE, INC.


                               By:   /s/ Virginia M. Wilson
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                                     Name:   Virginia M. Wilson
                                     Title:  Senior Vice-President
                                             and Controller




Date: December 3, 2002